PROSPECTUS SUPPLEMENT
GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 5, 2026,
to the AICPA 2022 Group Variable Universal Life for Members Prospectuses
dated May 1, 2026 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus and summary prospectus, as applicable, for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective October 1, 2026, the PIMCO All Asset Portfolio (the “Fund”) restated its expenses. The subadviser for the Fund, Research Affiliates, LLC, was also re-named Syzygy Asset Management, effective August 18, 2026. Therefore, the row for the Fund in APPENDIX A: Funds Available Under the Policy is hereby deleted and replaced with the following:

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2025
			1 year	5 year	10 year
Tactical Allocation	PIMCO All Asset Portfolio (Administrative Class) - Pacific Investment Management Company LLC / Syzygy Asset Management	2.08%^	14.20%	5.60%	6.77%
^ The Fund’s annual current expense reflects temporary fee reductions

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
AICPA3SUP105